Composition of the Receivables
as of January 19, 2008

	New Financed	Used Financed
	Vehicles	Vehicles	Total

Aggregate Principal Balance	$174,513,351.80	$424,289,044.33	$598,802,396.13

Percentage of Aggregate Principal Balance	29.14%	70.86%	100.00%

Number of Receivables	7,685	28,250	35,935

Percentage of Receivables	21.39%	78.61%	100.00%

Average Principal Balance	$22,708.31	$15,019.08	$16,663.49

Average Original Balance	$25,012.53	$16,664.98	$18,450.18

Weighted Average Contract Rate	10.45%	12.17%	11.67%

Contract Rate (Range)	6.34% to 25.99%	6.34% to 29.99%	6.34% to 29.99%

Weighted Average Original Term	72.29 months	66.48 months	68.17 months

Original Term (Range)	24 months to 84 months	12 months to 84 months	12 months to 84 months

Weighted Average Remaining Term	63.79 months	58.11 months	59.77 months

Remaining Term (Range)	11 months to 84 months	7 months to 83 months	7 months to 84 months

Distribution of the Receivables by Original Term to Maturity
as of January 19, 2008

Original Term Range	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
1 Month to 12 Months	4	0.01%	$8,983.30	0.00%
13 Months to 24 Months	251	0.70	956,871.36	0.16
25 Months to 36 Months	1,247	3.47	7,318,396.65	1.22
37 Months to 48 Months	3,144	8.75	26,629,844.39	4.45
49 Months to 60 Months	9,600	26.71	125,154,474.47	20.90
61 Months to 66 Months	2,350	6.54	35,902,106.94	6.00
67 Months to 72 Months	16,733	46.56	336,923,324.74	56.27
73 Months to 78 Months	1,651	4.59	38,331,496.98	6.40
79 Months to 84 Months	955	2.66	27,576,897.30	4.61
Total	35,935	100.00%	$598,802,396.13	100.00%

Distribution of the Receivables by Remaining Term to Maturity
as of January 19, 2008

Remaining Term Range	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
1 Month to 12 Months	66	0.18%	$184,880.98	0.03%
13 Months to 24 Months	521	1.45	2,455,479.49	0.41
25 Months to 36 Months	1,857	5.17	12,771,262.27	2.13
37 Months to 48 Months	4,664	12.98	48,478,847.54	8.10
49 Months to 60 Months	12,726	35.41	194,196,811.30	32.43
61 Months to 66 Months	11,169	31.08	225,747,415.41	37.70
67 Months to 72 Months	3,987	11.10	87,725,285.18	14.65
73 Months to 78 Months	723	2.01	20,480,835.29	3.42
79 Months to 84 Months	222	0.62	6,761,578.67	1.13
Total	35,935	100.00%	$598,802,396.13	100.00%

Distribution of the Receivables by State of Obligor Mailing Address
as of January 19, 2008

State of Obligor Mailing Address	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
California	9,713	27.03%	$168,152,124.72	28.08%
Florida	1,817	5.06	32,629,200.99	5.45
Texas	1,837	5.11	32,006,650.99	5.35
Washington	1,935	5.38	29,689,815.46	4.96
Arizona	1,701	4.73	29,249,393.14	4.88
North Carolina	1,699	4.73	29,071,851.81	4.85
Georgia	1,041	2.90	19,313,980.22	3.23
Colorado	1,124	3.13	18,801,643.58	3.14
New York	1,170	3.26	18,038,922.35	3.01
Virginia	1,027	2.86	17,710,972.16	2.96
Oregon	987	2.75	15,264,320.18	2.55
Ohio	1,016	2.83	14,368,055.36	2.40
Maryland	822	2.29	14,148,052.23	2.36
Nevada	758	2.11	13,926,470.83	2.33
Illinois	875	2.43	13,152,797.18	2.20
South Carolina	674	1.88	11,808,366.73	1.97
Pennsylvania	703	1.96	10,797,646.75	1.80
Utah	561	1.56	10,085,158.34	1.68
Idaho	651	1.81	9,517,578.53	1.59
New Jersey	529	1.47	8,697,108.33	1.45
Wisconsin	467	1.30	6,959,067.26	1.16
Missouri	466	1.30	6,721,199.88	1.12
Tennessee	398	1.11	6,336,954.24	1.06
Minnesota	426	1.19	6,095,598.50	1.02
Michigan	409	1.14	6,031,990.72	1.01
Other (1)	3,129	8.71	50,227,475.65	8.39
Total	35,935	100.00%	$598,802,396.13	100.00%

______________

(1) Each state included in the "Other" category in the distribution by state of obligor mailing address table accounted for less than 1.00% of the pool balance.

Distribution of the Receivables by Financed Vehicle Model Year
as of January 19, 2008

Model Year	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
1996 or earlier	348	0.97%	$1,971,827.96	0.33%
1997	330	0.92	2,151,875.45	0.36
1998	590	1.64	4,289,898.55	0.72
1999	1,065	2.96	8,977,627.85	1.50
2000	1,710	4.76	16,073,276.66	2.68
2001	2,315	6.44	26,239,026.06	4.38
2002	3,302	9.19	42,063,687.14	7.02
2003	4,381	12.19	66,302,775.64	11.07
2004	4,801	13.36	81,465,456.21	13.60
2005	4,145	11.53	71,559,744.12	11.95
2006	5,165	14.37	99,766,021.58	16.66
2007	7,335	20.41	166,551,362.97	27.81
2008	448	1.25	11,389,815.94	1.90
Total	35,935	100.00%	$598,802,396.13	100.00%

Distribution of the Receivables by Contract Rate
as of January 19, 2008

Contract Rate Range	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
6.001% to 7.000%	1,613	4.49%	$30,381,607.86	5.07%
7.001% to 8.000%	2,896	8.06	56,438,242.29	9.43
8.001% to 9.000%	4,083	11.36	78,630,467.39	13.13
9.001% to 10.000%	4,913	13.67	90,794,570.47	15.16
10.001% to 11.000%	3,831	10.66	68,840,292.07	11.50
11.001% to 12.000%	3,214	8.94	54,644,267.14	9.13
12.001% to 13.000%	3,432	9.55	55,849,298.61	9.33
13.001% to 14.000%	2,308	6.42	35,780,923.99	5.98
14.001% to 15.000%	2,257	6.28	32,930,546.75	5.50
15.001% to 16.000%	1,760	4.90	25,622,787.56	4.28
16.001% to 17.000%	1,482	4.12	20,436,926.90	3.41
17.001% to 18.000%	1,349	3.75	18,157,499.11	3.03
18.001% to 19.000%	868	2.42	10,580,595.97	1.77
19.001% to 20.000%	727	2.02	8,306,537.92	1.39
20.001% to 21.000%	532	1.48	5,381,735.02	0.90
21.001% to 22.000%	300	0.83	2,985,871.24	0.50
22.001% to 23.000%	95	0.26	906,174.18	0.15
23.001% to 24.000%	128	0.36	1,076,276.46	0.18
24.001% to 25.000%	98	0.27	751,077.57	0.13
25.001% to 26.000%	14	0.04	122,668.67	0.02
26.001% to 27.000%	7	0.02	47,199.68	0.01
27.001% to 28.000%	1	0.00	10,766.89	0.00
28.001% to 29.000%	9	0.03	41,498.57	0.01
29.001% to 30.000%	18	0.05	84,563.82	0.01
Total	35,935	100.00%	$598,802,396.13	100.00%

Distribution of the Receivables by Original Principal Balance
as of January 19, 2008

Original Principal Balance	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
$0.01 to $5,000.00	483	1.34%	$1,571,275.35	0.26%
$5,000.01 to $10,000.00	4,791	13.33	32,408,259.30	5.41
$10,000.01 to $15,000.00	8,624	24.00	97,345,513.53	16.26
$15,000.01 to $20,000.00	8,867	24.68	139,815,522.55	23.35
$20,000.01 to $25,000.00	6,300	17.53	127,783,939.93	21.34
$25,000.01 to $30,000.00	3,514	9.78	87,190,818.89	14.56
$30,000.01 to $35,000.00	1,782	4.96	52,375,145.55	8.75
$35,000.01 to $40,000.00	848	2.36	28,855,578.00	4.82
$40,000.01 to $45,000.00	373	1.04	14,443,298.13	2.41
$45,000.01 to $50,000.00	177	0.49	7,668,802.18	1.28
$50,000.01 to $55,000.00	78	0.22	3,710,697.12	0.62
$55,000.01 to $60,000.00	43	0.12	2,269,806.08	0.38
$60,000.01 to $65,000.00	22	0.06	1,238,967.78	0.21
$65,000.01 to $70,000.00	15	0.04	895,500.14	0.15
$70,000.01 to $75,000.00	6	0.02	385,789.98	0.06
$75,000.01 to $80,000.00	6	0.02	369,043.13	0.06
$80,000.01 to $85,000.00	3	0.01	222,355.59	0.04
$85,000.01 to $90,000.00	1	0.00	61,974.98	0.01
$95,000.01 to $100,000.00	2	0.01	190,107.92	0.03
Total	35,935	100.00%	$598,802,396.13	100.00%

Distribution of the Receivables by Remaining Principal Balance
as of January 19, 2008

Remaining Principal Balance	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
$0.01 to $5,000.00	1,167	3.25%	$4,421,386.30	0.74%
$5,000.01 to $10,000.00	6,075	16.91	47,404,632.64	7.92
$10,000.01 to $15,000.00	9,628	26.79	120,856,643.59	20.18
$15,000.01 to $20,000.00	8,733	24.30	151,612,958.97	25.32
$20,000.01 to $25,000.00	5,375	14.96	119,467,803.84	19.95
$25,000.01 to $30,000.00	2,722	7.57	73,913,842.29	12.34
$30,000.01 to $35,000.00	1,245	3.46	39,986,917.83	6.68
$35,000.01 to $40,000.00	549	1.53	20,409,883.57	3.41
$40,000.01 to $45,000.00	233	0.65	9,818,575.54	1.64
$45,000.01 to $50,000.00	98	0.27	4,615,671.94	0.77
$50,000.01 to $55,000.00	57	0.16	2,983,401.55	0.50
$55,000.01 to $60,000.00	26	0.07	1,478,831.69	0.25
$60,000.01 to $65,000.00	15	0.04	933,873.41	0.16
$65,000.01 to $70,000.00	5	0.01	337,520.61	0.06
$70,000.01 to $75,000.00	3	0.01	217,270.78	0.04
$75,000.01 to $80,000.00	2	0.01	153,073.66	0.03
$90,000.01 to $95,000.00	1	0.00	91,107.92	0.02
$95,000.01 to $100,000.00	1	0.00	99,000.00	0.02
Total	35,935	100.00%	$598,802,396.13	100.00%